LIBERTY LARGE CAP CORE FUND

                                                      Supplement to Prospectuses
                                                          dated March 1, 2003
                                 (Replacing supplement dated September 17, 2003)


1. The text under the section "MANAGING THE FUND - Portfolio Manager" is replaced in its entirety with the following:

         PORTFOLIO MANAGERS

         Sean P. Wilson, CFA, is a co-manager of the Fund and has managed the Fund since October 2003. Mr. Wilson is also co-head of the institutional large cap core equity team for the advisor. Prior to joining the advisor in June 2003, Mr. Wilson was managing director, director of equity research and senior portfolio manager at Rockefeller & Company.

         Michael R. Pelosi, CFA is a co-manager of the Fund and has managed the Fund since October 2003. Mr. Pelosi joined the advisor in 1986, and is also co-head of the institutional large cap core equity team.

         Other members of Columbia Management's institutional large cap core equity team also participate in the management of the Fund.



2. On October 13, 2003:

o The Fund will change its name from Liberty Large Cap Core Fund to Columbia Large Cap Core Fund.

o The Fund will be listed as part of the Columbia fund family under the letter "C" in the mutual fund listing section of your newspaper. In addition, the website for the Fund will change from www.libertyfunds.com to www.columbiafunds.com.

o Liberty Funds Distributor, Inc. (the Fund's distributor) and Liberty Funds Services, Inc. (the Fund's transfer agent) will change their names to Columbia Funds Distributor, Inc. and Columbia Funds Services, Inc., respectively.



                                                                 October 1, 2003
701-36/154P-0803